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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            EAGLE SUPPLY GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                                                 13-3889248
-----------------------                                   --------------------
(State of Incorporation                                   (I.R.S. Employer
   or organization)                                        Identification No.)


122 East 42nd Street, Suite 1116, New York, New York                  10168
----------------------------------------------------             ---------------
(Address of principal executive offices)                            (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS TO BE SO                      NAME OF EACH EXCHANGE ON WHICH
REGISTERED                                        EACH CLASS IS TO BE REGISTERED
----------------------------                      ------------------------------

Not Applicable                                    Not Applicable
-----------------------                           ------------------------------

Not Applicable
-----------------------                           ------------------------------

Securities to be Registered pursuant to Section 12(g) of the Act:


                    Common Stock, par value $.0001 per share
--------------------------------------------------------------------------------
                                (Title of Class)

                   Redeemable Common Stock Purchase Warrants
--------------------------------------------------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated by reference to the section entitled "Description of Securities" contained in the Prospectus which forms a part of the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, as amended, File No. 333-09951.


ITEM 2.  EXHIBITS.

     1. Certificate of Incorporation, as amended -- incorporated by reference, Exhibits 3.1 and 3.1(A) to the Registrant's Registration Statement on Form S-1, File No. 333-09951.

     2. By-Laws of the Registrant -- incorporated by reference, Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-09951.

     3.  Form of Common Stock Certificate -- incorporated by reference,
Exhibit 4.4 to the Registrant's Registration Statement on Form S-1, File No. 333-09951.

     4. Form of Redeemable Common Stock Purchase Warrant -- incorporated by reference, Exhibit 4.6 to the Registrant's Registration Statement on Form S-1, File No. 333-09951.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            EAGLE SUPPLY GROUP, INC.




                                       By:   /s/ Douglas P. Fields
                                            ------------------------------------
                                            Douglas P. Fields,
                                            Chief Executive Officer



Dated:  February 19, 1999


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